UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2014

PowerShares QQQ Trust, Series 1

(Exact name of registrant as specified in its charter)

New York	000-51054 811-08947	13-7173427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

	3500 Lacey Road Suite 700 Downers Grove, IL	60515
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 684-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 3, 2014, PowerShares QQQ Trust, Series 1 (the “Trust”) retained PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

During the Trust’s fiscal years ended September 30, 2013 and September 30, 2012, and during the interim period between September 30, 2013 and September 3, 2014, neither the Trust, nor anyone acting on its behalf, consulted PwC regarding either:

1.              The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements; or

2.              Any matter that was the subject of a disagreement (as defined in Item 304 of Regulation S-K), or a “reportable event” as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares QQQ Trust, Series 1

By: Invesco PowerShares Capital Management, its Sponsor

Date: September 8, 2014

/s/ Deanna B. Marotz
Deanna B. Marotz
Chief Compliance Officer